SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2002


                                   EVTC, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-20986                22-3005943
          ---------                  -------        --------------------------
(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)              File No.)           Identification No.)


   14910 Welcome Lane, Houston, Texas                                 77014
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (877) 426-3509
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               Registrant's telephone number, including area code


                    3125 Bolt Street, Fort Worth, Texas 76110

          (Former Name or Former Address, if Changed Since Last Report)


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ITEMS 1 AND 2.    CHANGE IN CONTROL OF THE REGISTRANT/ACQUISITION OR DISPOSITION
                  OF ASSETS

     On May 10, 2002, EVTC, Inc. (the "Company" or "EVTC") completed that transaction contemplated by the Securities Purchase Agreement, dated March 26, 2002 and amended May 10, 2002 (as amended, the "Purchase Agreement"), by and among the Company, Innovative Waste Technologies, LLC, a Nevada limited liability company ("IWT"), and the owners of all of the issued and outstanding membership interests of IWT (collectively, the "Members"). Under the terms of the Purchase Agreement, the Company purchased all of the membership interests of IWT from the Members in exchange for an aggregate of 10,000,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and option grants to purchase up to an aggregate of 15,000,000 shares of Common Stock.

     The option grants are conditioned upon, and subject to, the subsequent approval by the stockholders of the Company of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 25,000,000 to 100,000,000 (the "Stock Amendment"). Management intends to solicit consents with respect to the Stock Amendment promptly after the close of the transaction. In connection with the closing, the Members also entered into a Voting Agreement dated May 10, 2002 by which each of them agreed to vote all of the Common Stock acquired by reason of the transaction in favor of the Stock Amendment.

     None of the securities issued under the transaction (including the Common Stock issuable upon exercise of the option grants) are registered under the Securities Act of 1933, as amended (the "Act"), and are issued in reliance of exemptions from registration afforded by Section 4(2) of the Act promulgated thereunder.

     Upon closing the transaction, the Members held an aggregate of 10,000,000 shares of Common Stock representing approximately 53% of the issued and outstanding Common Stock of the Company, resulting in a change in control of the Company. Giving effect to the transaction and assuming the subsequent adoption of the Stock Amendment and the issuance of shares of Common Stock upon the exercise of the option grants, the Members would hold an aggregate of 25,000,000 shares of Common Stock, which securities would represent, on a fully diluted basis, approximately 70% of the Common Stock of the Company issued and issuable upon exercise of outstanding option grants.

     In related actions, the Board of Directors of the Company (the "Board") appointed Guy L. Harrell and Gary A. Tipton, each a former member of IWT, to fill two vacancies on the Board, which appointments became effective as of the closing of the transaction. On the day the transaction closed John D. Mazzuto, as Chief Executive Officer of the Company, and each of George Cannan, as a member of the Board and as Chairman of the Board, and Robert J. Casper and John Stefiuk, as members of the Board, submitted their resignations, effective as of the close of business on May 10, 2002. The remaining two directors, Gary A. Tipton and Guy L. Harrell (who also assumed the role of Chairman), expect to appoint three new members to fill the resulting vacancies in the Board. The effective date of the appointment of these three new members to the Board shall be subject to the expiration of the 10-day statutory waiting period


                                       2
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required by Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, following the filing by the Company of an Information Statement with the Securities Exchange Commission relating to the change in control of the Board.

     Any description of the terms, conditions and covenants of the Purchase Agreement and any other instrument, document and agreement discussed above is qualified in its entirety by reference to such instrument, document and agreement, which is attached as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of the Business Acquired.
               ---------------------------------------------

               Historical consolidated financial statements relating to Innovative Waste Technologies, LLC will be filed by amendment within 60 days of the date this Report was required to be filed.

         (b)   Pro Forma Financial Information and Exhibits.
               --------------------------------------------

               Pro Forma financial information relating to the acquisition will be filed by amendment within 60 days of the date this Report was required to be filed.

         (c)   Exhibits

               2.1 Securities Purchase Agreement dated as of March 26, 2002 by and among the Company, Innovative Waste Technologies, LLC, and its members.

               2.2 Amendment to the Securities Purchase Agreement dated as of May 10, 2002 by and among the Company. Innovative Waste Technologies, LLC and its members.

               3.1  Form of Option Agreement

               10.1 Form of Voting Agreement



                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 23, 2002                       EVTC, Inc.


                                          By: /s/ Guy L. Harrell
                                              ----------------------------------
                                              Name:  Guy L. Harrell
                                              Title: Chairman
                                                     (duly authorized officer)




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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
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2.1            Securities  Purchase  Agreement dated as of March 26, 2002 by and among the Company, Innovative Waste Technologies, LLC, and its members.(*)

               List of Omitted Exhibits and Schedules to the Securities Purchase Agreement
               ----------------------------------------------------------------

               Schedule 1          -  Definitions (*)
               Schedule 4.2        -  Capitalization of IWT
               Schedule 4.5(a)     -  IWT Litigation
               Schedule 4.6        -  Seller Consents
               Schedule 4.8        -  IWT Intellectual Property Rights
               Schedule 4.9(a)     -  IWT Contracts
               Schedule 4.9(b)     -  Defaults under IWT Contracts
               Schedule 4.11       -  Authorizations Required by IWT
               Schedule 3.08       -  IWT Environmental Compliance
               Schedule 4.13       -  IWT Unfiled Tax Returns
               Schedule 4.14       -  IWT Benefit Plans
               Schedule 5.4        -  EVTC Required Consents

               Exhibit A           - Sellers of IWT Membership Interests
               Exhibit B           - form of Option Agreement (see 3.1 below)
               Exhibit C           - form of Voting Agreement
               Exhibit D           - form of IWT Closing Certificate
               Exhibit E           - form of EVTC Closing Certificate

2.2 Amendment to the Securities Purchase Agreement dated as of May 10, 2002 by and among the Company. Innovative Waste Technologies, LLC and its members. (*)

3.1            Form of Option Agreement (*)

10.1           Form of Voting Agreement (*)

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(*)            Filed herewith